________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
              A TRUSTEE PURSUANT TO SECTION 305(b)(2)____________
                            ------------------------

                            THE CHASE MANHATTAN BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                            ------------------------

                        NEW YORK                                                 13-4994650
                (STATE OF INCORPORATION                             (I.R.S. EMPLOYER IDENTIFICATION NO.)
                IF NOT A NATIONAL BANK)

                    270 PARK AVENUE                                                10017
                   NEW YORK, NEW YORK                                            (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               WILLIAM H. MCDAVID
                                GENERAL COUNSEL
                                270 PARK AVENUE
                            NEW YORK, NEW YORK 10017
                              TEL: (212) 270-2611
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                          TIME WARNER COMPANIES, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                            ------------------------

                        DELAWARE                                                 13-1388520
            (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER IDENTIFICATION NO.)
             INCORPORATION OR ORGANIZATION)

                  75 ROCKEFELLER PLAZA                                             10019
                   NEW YORK, NEW YORK                                            (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                TIME WARNER INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                            ------------------------

                        DELAWARE                                                 13-3527249
            (STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER IDENTIFICATION NO.)
             INCORPORATION OR ORGANIZATION)

                  75 ROCKEFELLER PLAZA                                             10019
                   NEW YORK, NEW YORK                                            (ZIP CODE)
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

               DEBT SECURITIES AND GUARANTEES OF DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________








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
                                    GENERAL

ITEM 1. GENERAL INFORMATION.

     Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

              New York State Banking Department, State House, Albany, New York 12110.

              Board of Governors of the Federal Reserve System, Washington, D.C., 20551.

              Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

              Federal Deposit Insurance Corporation, Washington, D.C., 20429.

          (b) Whether it is authorized to exercise corporate trust powers.

              Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

ITEM 16. LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The consent of the  Trustee required by Section  321(b) of the Act  (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     8. Not applicable.

     9. Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 22nd day of November, 1996.

                                          THE CHASE MANHATTAN BANK

                                          By           /S/ R. LORENZEN
                                             ...................................
                                                        R. LORENZEN
                                                    SENIOR TRUST OFFICER

                                                           EXHIBIT 7 TO FORM T-1

                                BANK CALL NOTICE

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            THE CHASE MANHATTAN BANK
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                    A MEMBER OF THE FEDERAL RESERVE SYSTEM,
                AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996, IN
        ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS
        DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

                                                                                                   DOLLAR AMOUNTS
                                                                                                    IN MILLIONS
                                                                                                   --------------
                                            ASSETS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin........................................       $ 11,095
     Interest-bearing balances.................................................................          4,998
Securities:
     Held to maturity securities...............................................................          3,231
     Available for sale securities.............................................................         38,078
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
     Federal funds sold........................................................................          8,018
     Securities purchased under agreements to resell...........................................            731
Loans and lease financing receivables:
     Loans and leases, net of unearned income.......................................   $130,513
     Less: Allowance for loan and lease losses......................................      2,938
     Less: Allocated transfer risk reserve..........................................         27
                                                                                       --------
     Loans and leases, net of unearned income, allowance, and reserve..........................        127,548
Trading assets.................................................................................         48,576
Premises and fixed assets (including capitalized leases).......................................          2,850
Other real estate owned........................................................................            300
Investments in unconsolidated subsidiaries and associated companies............................             92
Customer's liability to this bank on acceptances outstanding...................................          2,777
Intangible assets..............................................................................          1,361
Other assets...................................................................................         12,204
                                                                                                   --------------
          Total assets.........................................................................       $261,859
                                                                                                   --------------
                                                                                                   --------------

                                                                                                   DOLLAR AMOUNTS
                                                                                                    IN MILLIONS
                                                                                                   --------------
                                          LIABILITIES
Deposits
     In domestic offices.......................................................................       $ 80,163
     Noninterest-bearing............................................................   $ 30,596
     Interest-bearing...............................................................     49,567
                                                                                       --------
     In foreign offices, Edge and Agreement subsidiaries, and IBF's............................         65,173
     Noninterest-bearing............................................................   $  3,616
     Interest-bearing...............................................................     61,557
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
     Federal funds purchased...................................................................         14,594
     Securities sold under agreements to repurchase............................................         14,110
Demand notes issued to the U.S. Treasury.......................................................          2,200
Trading liabilities............................................................................         30,136
Other borrowed money:
     With a remaining maturity of one year or less.............................................         16,895
     With a remaining maturity of more than one year...........................................            449
Mortgage indebtedness and obligations under capitalized leases.................................             49
Bank's liability on acceptances executed and outstanding.......................................          2,764
Subordinated notes and debentures..............................................................          5,471
Other liabilities..............................................................................         13,997
       Total liabilities.......................................................................        246,001
                                                                                                   --------------
Limited-life preferred stock and related surplus...............................................            550

                                        EQUITY CAPITAL
Common stock...................................................................................          1,209
Surplus........................................................................................         10,176
Undivided profits and capital reserves.........................................................          4,385
Net unrealized holding gains (losses) on available-for-sale securities.........................           (481)
Cumulative foreign currency translation adjustments............................................             19
       Total equity capital....................................................................         15,308
                                                                                                   --------------
          Total liabilities, limited-life preferred stock and equity capital...................       $261,859
                                                                                                   --------------
                                                                                                   --------------

     I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                          WALTER V. SHIPLEY
                                          EDWARD D. MILLER        }    DIRECTORS
                                          THOMAS G. LABRECQUE